Loomis Sayles Core Plus Bond Fund

Supplement dated June 4, 2010 to the Natixis Income Funds Class A, B and C Prospectus and Natixis Income Funds Class Y Prospectus, each dated February 1, 2010, as may be revised or supplemented from time to time.

The Board of Trustees of Natixis Funds Trust I has approved changes to the investment strategy of the Loomis Sayles Core Plus Bond Fund (the “Fund”). Effective on or about August 9, 2010, it is expected that the Fund’s principal investment strategies will be amended and restated and the Fund’s principal investment risks will be amended and restated as described below.

The first paragraph of the subsection “Investments, Risks and Performance- Principal Investment Strategies” in the Fund’s Fund Summary is hereby replaced with the following:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bond investments. The term “bond investments” includes debt securities of any maturity. In addition, the Fund normally will invest primarily in investment-grade securities, which are securities rated in one of the top four ratings categories by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)). For purposes of this restriction, investment-grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Barclays Capital U.S. Aggregate Bond Index fluctuates, as of December 31, 2009, the effective duration was 4.57 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade (commonly known as “junk bonds”), and up to 10% of its assets in non-USD securities. There is no minimum rating for the securities in which the Fund may invest.

The Fund’s investments may include, for example, securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government sponsored agency debenture and pass-through securities, commercial mortgage-backed and asset-backed securities.

The risk factor entitled “Mortgage-Related Securities Risk” in the subsection “Investments, Risks and Performance- Principal Risks” in the Fund’s Fund Summary is hereby replaced with the following:

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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The first paragraph of the subsection “Principal Investment Strategies” in the section “Investment Goals, Strategies and Risks- Loomis Sayles Core Plus Bond Fund” is hereby replaced with the following:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bond investments. The term “bond investments” includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest primarily in investment-grade securities. “Investment-grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), or if unrated are determined by Loomis Sayles to be of comparable quality. For purposes of this restriction, investment-grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Barclays Capital U.S. Aggregate Bond Index fluctuates, as of December 31, 2009, the effective duration was 4.57 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade (i.e., none of the three major ratings agencies (Moody’s Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by Loomis Sayles to be of comparable quality, and up to 10% of its assets in non-USD securities. There is no minimum rating for the securities in which the Fund may invest.

The Fund’s investments may include, for example, securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government sponsored agency debenture and pass-through securities, commercial mortgage-backed and asset-backed securities.

The risk factor entitled “Mortgage-Related Securities Risk” in the subsection “Additional Investment Risks” in the section “Investment Goals, Strategies and Risks- Loomis Sayles Core Plus Bond Fund” is hereby replaced with the following:

Mortgage-Related and Asset-Backed Securities Risk

In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.